SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2011


                              PLACER DEL MAR, LTD.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                      000-54118                 72-1600437
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

                           302 Washington Street #351
                            San Diego, CA 92103-4221
               (Address of Principal Executive Offices, Zip Code)

                                 (775) 352-3839
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

AS USED HEREIN, THE TERMS, "WE," "US," "OUR," AND THE "COMPANY" REFERS TO PLACER DEL MAR, LTD., A NEVADA CORPORATION, UNLESS OTHERWISE STATED.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)   DISMISSAL OF PLS, CPA

(a) On October 11, 2011, the board of directors of Placer Del Mar, Ltd. dismissed PLS, CPA, as our principal independent accountant. On October 12, 2011, we engaged George Stewart, CPA as our principal independent accountant.

PLS CPA's report on our financial statements for each of the two fiscal years ended June 30, 2010 and June 30, 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal years ended June 30, 2010 and June 30, 2009 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with PLS, CPA on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of PLS, CPA, would have caused PLS, CPA to make reference to the subject matter of the disagreement(s) in connection with its report.

During our fiscal years ended June 30, 2010 and June 30, 2009 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided PLS, CPA with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which he does not agree. The letter from PLS, CPA is included with this report as Exhibit 16.1.

(b) During our fiscal years ended June 30, 2010 and June 30, 2009 and in the subsequent interim period through the date of appointment of George Stewart, CPA on October 12, 2011, we have not consulted with George Stewart, CPA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, nor has George Stewart, CPA provided to our company a written report or oral advice that George Stewart, CPA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with George Stewart, CPA regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from PLS, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Placer Del Mar, Ltd.


Date: October 14, 2011                  By: /s/ Humberto Bravo
                                            ------------------------------------
                                            Humberto Bravo, President

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